ASSIGNMENT

          THIS ASSIGNMENT (the “Assignment”) is dated as of the 12th day of March, 2007, is entered by Medical Resources, Inc., a Virginia corporation (“ASSIGNOR”) in favor of Premier Medical Services, LLC, a Florida limited liability company (the “ASSIGNEE”).

          Assignor is selling certain assets to the Assignee pursuant to a certain Purchase and Sale Agreement entered by the parties contemporaneously with this Agreement (the “Purchase Agreement”) and subject to the terms and conditions of that Purchase Agreement.

          For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          Subject to, and in accordance with the Purchase Agreement, ASSIGNOR hereby assigns, transfers, and conveys to ASSIGNEE all of its right, title, and interest in and to all accounts and other assets and rights as listed in Schedule A attached to the Purchase Agreement (a copy of which schedule is affixed hereto).

          ASSIGNOR hereby agrees from time to time to execute and deliver such further and other transfer, assignments and documents and do all matters and things which may be convenient or necessary as the ASSIGNEE may periodically request to more effectively and completely carry out the intentions of this Assignment.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Assignment as of the day and year first above written.

ASSIGNOR:
MEDICAL RESOURCES, INC.
By: /s/ Hunter Reynolds
(signature)
Print Name: Hunter Reynolds
Its: President

State of Virginia}} ss:
County of Virginia                    }}

          The foregoing document was acknowledged before me this 7th day of March, 2007, by HUNTER REYNOLDS, in the capacity represented above, who is personally known to me or who has produced VADL as identification and who (did / did not) [circle one] take an oath.

          WITNESS my hand and official seal in the County and State last aforesaid this 7th day of March, 2007.

/s/ Angela Beck
(signature)
Print Name: Angela Beck
Notary Public, State of Virginia
(SEAL)	My commission expires: September 30, 2008